FNB FNB UNITED UNITED CORP CORP Investor Discussions Investor Discussions New York City New York City October 27, 2006 October 27, 2006 Yes You Can ® Yes We Can ® Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB United Corp., and
on the information available to management at the time the
presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual
results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the
Annual Report on Form 10-K, and other required filings.

Overview •About FNB United •Business Plan •Focus on Retention and Growth •Improving Financial Performance •Experienced Management Team •Compelling Investment Opportunity •Summary 3

About FNB UNITED CORP. Yes You Can ® Yes We Can ®

About FNB UNITED
FNBN NASDAQ Symbol:
Asheboro, North Carolina Headquarters:
43 Banking Offices
31 Communities
17 Counties
Locations:
$1.4 Billion Deposits:
$1.3 Billion Loans:
$1.8 Billion Assets:
8
th
Largest Financial Service Company
in North Carolina

Business Plan Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Business Plan • Our Culture • Core Strategies • Building the Yes! Bank Franchise • Current Position - Recent Growth • Improving Financial Performance 7

Our Culture • Participative and Positive • Team Oriented • Performance • Service • Training 8

YES! Branding
First National is the YES! Bank.  It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks.  It is reflected in the
design of our logo and corporate mascot, Jack.  And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages.  But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service.  It empowers our employees
and describes who we are and what we do.  Yes Customers Can.
Yes Communities Can.  Yes Schools Can.  Yes Your Future Can.
Because We Can.
Participative and Positive

Team Oriented Performance: Team Focus 10

Training • Full Time Staff – 5 • Cultural Orientation • Customer Service • Product Knowledge and Compliance • In 2004 and 2005, spent average of $615 per employee 11

Core Strategies
•
Credit Quality
•
Continue to Build Performance/Service Culture
•
Growth Strategy
•Increase Core Deposits
•
Increase Penetration of Current Markets
•
Complete Integration of Acquisitions
• “Experience” Retail
• “Yes” ® Branding –
Yes You Can®
Yes We Can®

Building The Yes! Bank Franchise Yes You Can ® Yes We Can ®

Building The Yes! Bank Franchise • Interstate Corridor Plan • Recent Acquisitions • Total Assets • Positives of Integrity Acquisition • Market Demographics • Current Position 14

The Yes! Bank Franchise

FNB United Acquisitions
Offices Assets
$666 MM
$151 MM
$25MM
$134MM
$126 MM
Integrity Financial Inc.
United Financial Inc.
Dover Mortgage
Rowan Bank
Richmond Savings Bank
17 May 2006
3 November 2005
7 February 2003
3 August 2002
5 April 2000

Total Assets Acquired Assets 2004 2005 2002 2003 2000 2001 2006 YTD 17 $566 $594 $755 $773 $863 $1,102 $1,800

Positives of Integrity Acquisition • FNB - Proven Acquirer and Integrator • Attractive New Customer Base • New Markets With Better Demographics • New Revenue Opportunities via Cross Sell 18

Positives of Integrity Acquisition
• Adds Scale
• IT and Platform Systems Compatibility
• Franchise Will Accommodate Future
Acquisitions Following Integration
• Enhances Shareholder Value Through
Increased Earnings and Growth Opportunities

Demographics

Total Total Counties
Deposit Market with
Branch in Market Share #1 Market
Rank Institution Count ($000) (%) Share
1 Wachovia 80 5,713,394 $  21.85%
2 BB&T 74 4,374,447 $  16.73%
3 SunTrust Bank 56 2,450,667 $  9.37%
4 Bank of America 47 2,218,636 $  8.48% Orange, Chatham
5 FNB United Corp. (NC) 43 1,406,420 $  5.38% Randolph
6 RBC Centura Bank 33 1,086,583 $  4.15%
7 First Citizens 35 1,076,597 $  4.12% Ashe
8 First Bancorp (NC) 27 705,996 $     2.70%
9 Yadkin Valley Bank 15 592,887 $     2.27%
10 Peoples Bank 13 562,261 $     2.15%
Alamance, Guilford, Iredell, Scotland, Wilkes
Catawba, Gaston, Moore, Richmond, Watauga

Current Position • Loan Portfolio • Funding Sources • Asset Quality 21

Current Position
8%
3%
26%
19%
25%
19%
Commercial/Industrial
Commercial Real Estate
RE Construction and
Development
Residential Real Estate
Home Equity Line
Consumer
Gross Loans: $1,297 Million
Approximately 85% secured by real estate
Variable rate loans account for approximately 64% of the total portfolio
Loan Portfolio
September 30, 2006

Current Position 12% 10% 15% 15% 48% DDA Now/Savings IMMA CD/IRA Borrowings Funding Sources September 30, 2006 23

0.22%
164.49%
1.25%
0.76%
2005
0.47%
139.53%
1.12%
0.80%
2004
0.33%
102.99%
1.14%
1.10%
2003
0.26%
98.34%
1.22%
1.24%
2002
.40%
Annualized
Net Charge Offs
Average Loans
111.61%
Loan Loss Reserve
Nonperforming Loans
1.28%
Loan Loss Reserve
Total Loans Held for Investment
1.15%
Nonperforming Loans
Total Loans Held for Investment
2006
(third
quarter)
Asset Quality
Current Position

Focus On Retention/Growth Yes You Can ® Yes We Can ®

Focus On Retention/Growth
Full Range of Products and Services
• Traditional Banking Products
• Commercial Expertise
• Non-Traditional Investment Services
• Wealth Management Integrated with Bank
• Mortgage Services – 2 models –
“Relationship” Model + Dover Mortgage

Focus On Retention/Growth De Novo Branching New and Existing Markets Existing markets New Customers Grow wallet share Current Customers 27

Improving Financial Performance Yes You Can ® Yes We Can ®

Improving Financial Performance •Investment Portfolio Restructuring •Revenue enhancement initiatives •Expense reduction initiatives 29

Improving Financial Performance
Investment Portfolio Restructuring
• Sold $123 million securities – yield 3.59%
• Incurred $1.3 million pre tax change
• Reinvest proceeds – yield 5.25-5.50%
•2-4 year final life
Or
•2-4 year average life
• Improve annualized earnings $.05 to $.06
per diluted share

Improving Financial Performance Revenue Enhancement • Depository Services • Discipline in Fee Collection/Waivers • Wealth Management • Lending Fees • Relationship Mortgage Banking 31

Improving Financial Performance Expense Reduction Initiatives • Charter Merger – Cultural Improvement • Credit Quality • Operational Duplications • Review of Staffing Models • Economies of Scale 32

Experienced Management Team Yes You Can ® Yes We Can ®

Sales Support Management Team
MainStreet, FCTR,
Southern National Bk
55 27 <1 Treasurer Bob B. Doby
49 21 21 SVP, Chief HR Ofc Deborah B. Auman
Western Savings, Zions
Bancorporation
51 25 16 SVP, Chief Risk Ofc Dean S. Tingey
Planters NB, Bank of
Candor
51 25 19 SVP, Chief Credit Ofc William S. Bruton
63 22 22 SVP, Chief Fin Ofc Jerry A. Little
CFO, First Charter
58 35 <1 EVP, Chief Admin Ofc Robert O. Bratton
President, Richmond
Savings; Raleigh Fed,
Newport News Savings
61 35 6 EVP, Chief Mkt Prod R. Larry Campbell
Attorney, Corp and
Private Practice
55 21 21 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience Age
Years
in
Banking
Years
at FNB
Title Name

Sales Management Team
Dover Mortgage
53 22 3 Dover Mtg President W. Edward Joye
AmSouth, First Union
41 19 3 Regional President William R. Wood, III
Wachovia
43 21 5 Regional President J. Greg Spainhour
Wachovia
43 14 3 Regional President J. Scott Kittrell
First Union/Wachovia
55 22 <1 Regional President Don S. Harrison
Bank of America,
WesBanco
32 10 5 Chief Wealth Mgt Timothy A. Britt
Wachovia
54 32 6 SVP Chief Lending
Ofc
Eddie A. Causey
Wachovia
48 26 5 EVP - Chief Banking
Officer
R. Mark Hensley
Previous
Experience Age
Years
in
Banking
Years
at
FNB
Title Name

Compelling Investment Opportunity Yes You Can ® Yes We Can ®

• Strong Dividend Yield • Discount to Peers • Opportunity For EPS Improvement Investor Opportunity 37

Investor Opportunity
10.8
18.2
3.30
1.53
Current Dividend Yield (%) Price / LTM EPS (X)
FNB United
Corp.
FNB United
Corp.
Peer Group*
Peer Group*
*SNL Data - Nationwide Banks between $1 Billion and $2.5 billion as of 7/20/2006

Investor Opportunity
218.0
202.0
102.0
169.0
Price / Book (%) Price / Tangible Book (%)
FNB United
Corp.
FNB United
Corp.
*SNL Data - Nationwide Banks between $1 Billion and $2.5 billion as of 7/20/2006
Peer Group* Peer Group*

Summary • Good Markets • Proven Integrator • Experienced Management Team • Focused on Performance Improvement • Compelling Investment Opportunity 40

Contact Information
Michael C. Miller
Chairman and President
mmiller@MyYesBank.com
FNB United Corp.
First National Bank and Trust Company
101 Sunset Avenue
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®